UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 13, 2013 (Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

The information in Item 2.03 below is incorporated herein by reference.

Section 2 — Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 13, 2013, Callon Petroleum Company (the “Company”) entered into Amendment No. 2 to the Fourth Amended and Restated Credit Agreement (the “Amended Credit Agreement”), effective May 10, 2013, by and among the Company, Callon Petroleum Operating Company as guarantor, the “Lenders” described therein, and Regions Bank as the administrative agent.

Under the Amended Credit Agreement, the Lenders agreed to increase the quarterly limitation on Senior Unsecured Debt and Preferred Equity Charges (as defined in the Amended Credit Agreement) under Section 6.04(c) (Merger or Consolidation; Asset Sales; Issuance of Securities) and Section 6.05 (Restricted Payments) of the Amended Credit Agreement from $4,000,000 to $5,500,000.

The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the Amended Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.

On May 20, 2013 the Company issued a press release announcing that it is commencing an underwritten public offering of non-convertible Series A Cumulative Preferred Stock (liquidation preference of $50.00 per share). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

10.1	Amendment No. 2 to the Fourth Amended and Restated Credit Agreement dated as of May 10, 2013 between Callon Petroleum Company, Callon Petroleum Operating Company, the “Lenders” described therein, and Regions Bank, as Administrative Agent.

99.1	Press release dated May 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company (Registrant)

May 21, 2013	By:	/s/ B.F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

10.1	Amendment No. 2 to the Fourth Amended and Restated Credit Agreement dated as of May 10, 2013 between Callon Petroleum Company, Callon Petroleum Operating Company, the “Lenders” described therein, and Regions Bank, as Administrative Agent.

99.1	Press release dated May 20, 2013.